INVESTOR PRESENTATION

FIRST QUARTER 2018

Forward-Looking Statements

When used in this presentation, and in any other oral statements made with the approval of an authorized executive officer, the words or phrases “may,” “could,” “should,” “hope,” “might,” “believe,” “expect,” “plan,” “assume,” “intend,” “estimate,” “anticipate,” “project,” “likely,” or similar expressions are intended to identify “forward-looking statements” within the meaning of such term in the Private Securities Litigation Reform Act of 1995. Such statements are subject to risks and uncertainties, including among other things: (i) Competitive pressures among depository and other financial institutions nationally and in our market areas may increase significantly. (ii) Adverse changes in local, national or international economic and business conditions, could increase credit-related losses and expenses and/or limit growth. (iii) Increases in defaults by borrowers and other delinquencies could result in increases in our provision for losses on loans and related expenses. (iv) Our inability to manage growth effectively, including the successful expansion of our customer support, administrative infrastructure and internal management systems, could adversely affect our results of operations and prospects. (v) Fluctuations in interest rates and market prices could reduce our net interest margin and asset valuations and increase our expenses. (vi) The consequences of continued bank acquisitions and mergers in our market areas, resulting in fewer but much larger and financially stronger competitors, could increase competition for financial services to our detriment. (vii) Changes in legislative or regulatory requirements applicable to us and our subsidiaries could increase costs, limit certain operations and adversely affect results of operations. (viii) Changes in tax requirements, including tax rate changes, new tax laws and revised tax law interpretations may increase our tax expense or adversely affect our customers' businesses. (ix) Fraud, including client and system failure or breaches of our network security, including with respect to our internet banking activities, could subject us to increased operating costs and other liabilities. (x) Failure to comply with applicable Small Business Administration ("SBA") regulations in order to maintain the eligibility of the guaranteed portion of SBA loans could lead to significant losses from denial of the guaranty. These risks could cause actual results to differ materially from what FBIZ has anticipated or projected. These risk factors and uncertainties should be carefully considered by our shareholders and potential investors. See Item 1A “RISK FACTORS” in our Annual Report on Form 10-K for the year ended December 31, 2017, as well as elsewhere in our other documents filed with the Securities and Exchange Commission, for discussion relating to risk factors impacting FBIZ. Investors should not place undue reliance on any such forward-looking statement, which speaks only as of the date on which it was made. The factors described within the filings could affect our financial performance and could cause actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods. Where any such forward-looking statement includes a statement of the assumptions or bases underlying such forward-looking statement, FBIZ cautions that, while its management believes such assumptions or bases are reasonable and are made in good faith, assumed facts or bases can vary from actual results, and the differences between assumed facts or bases and actual results can be material, depending on the circumstances. Where, in any forward-looking statement, an expectation or belief is expressed as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement of expectation or belief will be achieved or accomplished. FBIZ does not intend to, and specifically disclaims any obligation to, update any forward-looking statements.

Table of Contents

COMPANY OVERVIEW

Company Profile


First Business Bank Center

FBIZ BANKING[1]

$1.9 Billion

IN TOTAL ASSETS

FBIZ TRUST

$1.6 Billion

IN ASSETS UNDER MANAGEMENT & ADMINISTRATION

Headquarters: Madison, WI

Mission: Build long-term shareholder value as an entrepreneurial financial services provider to businesses, executives and high net worth individuals

- Experienced leadership
- Entrepreneurial management style
- Insider ownership of 6%[2]
- Business-focused model
- Efficient and highly scalable banking model with limited branch network
- Client relationship focus with high touch service

1. Consists of all on-balance sheet assets for First Business Financial Services, Inc. on a consolidated basis.
2. Data as of March 22, 2018. Insider ownership consists of shares beneficially owned by directors and executive officers.

Evolution of Success

Aligned with the Financial Needs of Our Niche Client Base


Business Banking Services
Asset-based Lending
Equipment Finance
Company Retirement Plan Services
Private Wealth Services
Factoring
SBA Lending
1990
1995
1998
2000
2001
2006
2012
2014
Madison
Milwaukee
Northeast Wisconsin
Kenosha & Kansas City

Evolution of Success

Aligned with the Financial Needs of Our Niche Client Base



BUSINESS BANKING
Commercial Lending
Treasury Management
Company Retirement Plans
SPECIALTY FINANCE
SBA Lending
Asset-based Lending
Equipment Finance
Factoring
First Business
PRIVATE WEALTH
Private Banking
Investment Management
Financial Planning
Trust & Estate Administration



EARLY STAGE & TRANSITIONING BUSINESSES
SBA
FACTORING
ASSET-BASED LENDING
TREASURY MANAGEMENT
ESTABLISHED BUSINESSES
TREASURY MANAGEMENT
COMMERCIAL LENDING
EQUIPMENT FINANCE
COMPANY RETIREMENT PLANS
INVESTMENT MANAGEMENT
ASSET-BASED LENDING
RETIREMENT PLAN SERVICES
PERSONAL FINANCING
PRIVATE BANKING
FINANCIAL PLANNING
INVESTMENT MANAGEMENT/ ACCUMULATION
RETIREMENT
INVESTMENT MANAGEMENT/ DISTRIBUTION
TRUST & ESTATE ADMINISTRATION

Geographic Footprint



Seattle, WA
Appleton, WI
Milwaukee, WI
Kenosha, WI
Detroit, MI
Madison, WI
Chicago, IL
St. Louis, MO
Kansas City
Denver, CO
Hockessin, DE
Charlotte, NC
Banking Office
Asset-Based Lending Business Development Office
Factoring Business Development Office
Equipment Finance Business Development Office

Leadership Team

Experienced team trained at large, complex institutions



Corey A. Chambas
PRESIDENT AND CEO



Edward G. Sloane Jr.
CHIEF FINANCIAL OFFICER



David R. Seiler
CHIEF OPERATING OFFICER



Michael J. Losenegger
CHIEF CREDIT OFFICER



Barbara McCarty Conley
GENERAL COUNSEL



Jodi A. Chandler
CHIEF HUMAN RESOURCES OFFICER



Mark J. Meloy
CEO OF FIRST BUSINESS BANK



Joan A. Burke
PRESIDENT OF FIRST BUSINESS TRUST & INVESTMENTS



Charles H. Batson
PRESIDENT AND CEO OF FIRST BUSINESS CAPITAL CORP.



Daniel S. Ovokaitys
CHIEF INFORMATION OFFICER

QUARTERLY UPDATE

Quarterly Update

First Quarter 2018

- NON-PERFORMING ASSETS DECLINED BY 22% COMPARED TO THE LINKED QUARTER, DECREASING FOR THE 3RD CONSECUTIVE QUARTER
- LOANS INCREASED 17% ANNUALIZED DURING Q1 2018 TO A RECORD $1.6 BILLION
- TRUST & INVESTMENT SERVICES REPORTS RECORD ASSETS AND QUARTERLY FEE INCOME FOR THE 9TH CONSECUTIVE QUARTER
- NET CHARGE-OFFS OF $2.6 MILLION PRIMARILY RELATED TO 3 LEGACY SBA LOAN RELATIONSHIPS PREVIOUSLY IDENTIFIED AS IMPAIRED
- 11% TOP LINE REVENUE GROWTH MORE THAN OFFSET ANNUAL RESET OF COMPENSATION AND ELEVATED CREDIT COSTS

Quarterly Update

First Quarter 2018

$ in millions (except per share amounts)		Q1 2017	Q4 2017	Q1 2018	LQ % Change	PYQ % Change
Operating Efficiency	Top line revenue [4]	$18.951	$18.883	**$20.869**	10.5%	10.1%
	Total operating expenses [1]	$13.427	$12.198	**$14.077**	15.4%	4.8%
	Efficiency ratio [1] [2]	70.85%	63.23%	**67.45%**	4.22%	(3.40)%
Diversified Revenue Streams	Net interest income	$14.888	$15.358	**$16.202**	5.5%	8.8%
	Gain on sale of SBA loans	$0.360	$0.090	**$0.269**	198.9%	(25.3)%
	Trust and investment services fee income	$1.629	$1.739	**$1.898**	9.1%	16.5%
	Service charges on deposits	$0.765	$0.727	**$0.784**	7.8%	2.5%
	Non-interest income [4] / Top line revenue [2]	21.44%	18.67%	**22.36%**	3.69%	0.92%
Balance Sheet Growth	Total gross loans and leases receivable	$1,481	$1,502	**$1,563**	4.1%	5.5%
	Total in-market deposits [3]	$1,104	$1,086	**$1,079**	(0.6)%	(2.3)%
	Net interest margin [2]	3.51%	3.63%	**3.65%**	0.02%	0.14%
Asset Quality	Total non-performing assets	$38.991	$27.458	**$21.514**	(21.6)%	(44.8)%
	Non-performing assets / Total assets [2]	2.17%	1.53%	**1.15%**	(0.38)%	(1.02)%
	Annualized net charge-offs / Average loans and leases [2]	(0.05)%	0.44%	**0.67%**	0.23%	0.72%
Profitability	Net income	$3.397	$4.037	**$3.649**	(9.6)%	7.4%
	Diluted EPS	$0.39	$0.46	**$0.42**	(8.7)%	7.7%
	Return on average assets [2]	0.77%	0.91%	**0.78%**	(0.13)%	0.01%
	Return on average equity [2]	8.31%	9.57%	**8.88%**	(0.69)%	0.57%

1. Total Operating Expenses and Efficiency Ratio are non-GAAP measures. See appendix for non-GAAP reconciliation schedules.
2. LQ % Change and PYQ % Change columns represent percentage variance.
3. Represents total deposits, excluding wholesale deposits. Wholesale deposits are defined as brokered deposits and deposits gathered through internet listing services.
4. Top line revenue is defined as the sum of net interest income and non-interest income. Q4 2017 non-interest income includes $409 thousand in losses from the sale of securities.

EARNINGS
CATALYSTS

Earnings Catalysts

- ORGANIC LOAN AND LEASE GROWTH
- ASSET QUALITY IMPROVEMENT
- SBA LENDING GROWTH AND PROFITABILITY
- SCALE HIGH PERFORMING WEALTH MANAGEMENT BUSINESS

Earnings Catalysts

Differentiated approach to business banking and investment in talent drives current success and long-term organic loan and lease growth expectations



Period End Loans and Leases
LQ Annualized Growth = 17%
Millions
$1,580
$1,560
$1,540
$1,520
$1,500
$1,480
$1,460
$1,440
1Q17
2Q17
3Q17
4Q17
1Q18



Commercial Lending BDO Growth
30
25
20
15
10
5
0
YE 2016
1Q17
2Q17
3Q17
4Q17
1Q18
Apr-18
Existing BDOs
New BDOs

- Nine new hires since Q1 2017 throughout our Milwaukee, Northeast and Kansas City markets
- New hires are seasoned commercial lenders with an average of 16 years experience
- Typically experience around a 12 month lead time before we start to see full deal flow from our new commercial lending BDOs

Earnings Catalysts

Asset quality continues to strengthen, reflecting relentless commitment to credit culture



Asset Quality Trends
Millions
$50
$40
$30
$20
$10
$0
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
1Q17
2Q17
3Q17
4Q17
1Q18
Non-Performing Loans
Other Real Estate Owned
NPA/Total Assets



Aggregate Through the Cycle Net Charge-Offs
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
1Q08
2Q09
3Q10
4Q11
1Q13
2Q14
3Q15
4Q16
1Q18
FBIZ
Proxy Peer Group Median
U.S. Commercial Banks $1B-$3B

- Continued decline in non-performing assets was highlighted by $6.4 million, or 24%, decrease in non-performing loans from the linked quarter, marking the lowest level since the first quarter of 2016
- Relative net charge-off comparison substantiates commitment to credit culture and ability to protect the shareholders' long-term investment

Source: S&P Global Market Intelligence. "Aggregate Through the Cycle Net Charge-Offs" is defined as aggregate net charge-offs from 1/1/08 through 3/31/18 divided by total loans and leases as of 12/31/07.

Earnings Catalysts

SBA lending primed for profitable growth following significant investments in platform and now producers

SBA Lending Core Competencies


SALES
CREDIT
First Business
COMPLIANCE
OPERATIONS

SBA Lending BDO Growth


8
7
6
5
4
3
2
1
0
YE 2016
1Q17
2Q17
3Q17
4Q17
1Q18
Apr-18
Existing BDOs
New BDOs

- Experienced SBA functional experts hired late 2016, early 2017 to lead SBA credit, operations and compliance teams
- Following 2 additional BDO hires in April 2018, focus turns from platform rebuild to efficient and profitable new loan originations in 2018 and beyond
- Typically experience around a 6 month lead time before we start to see deal flow from our new SBA BDOs

Earnings Catalysts

Continue to expand high performing wealth management business throughout FBIZ footprint

Product Profile

- Fiduciary and investment manager for individual and corporate clients, creating and executing asset allocation strategies tailored to each client's unique situation
- Full fiduciary powers and offers trust, estate, financial planning and investment services, acting in a trustee or agent capacity as well as Employee Benefit/Retirement Plan services
- Also includes brokerage and custody-only services, for which we administer and safeguard assets but do not provide investment advice



Assets Under Management & Administration
21% YOY Growth
$2,000
$1,500
$1,000
$500
$0
Millions
1Q17
2Q17
3Q17
4Q17
1Q18
Private Wealth
Employee Benefits
Other



Fee Revenue
17% YOY Growth
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
Millions
1Q17
2Q17
3Q17
4Q17
1Q18

Note: Total Assets Under Management & Administration represent period-end balances.

INVESTMENT RATIONALE

Investment Rationale

- P/E MULTIPLE AT A DISCOUNT TO PEER GROUP
- DIVIDEND YIELD SIGNIFICANTLY HIGHER THAN PEER GROUP AVERAGE
- COMPETITIVE ADVANTAGE DRIVEN BY NICHE FOCUS
- DIVERSIFIED MARGIN AND FEE REVENUE
- SCALABLE FRANCHISE POSITIONED FOR SUSTAINABLE GROWTH

Investment Rationale

P/E multiple at a discount to peer group [1]



P/E Trend (March 31, 2017 - March 31, 2018)
26x
24x
22x
20x
18x
16x
14x
12x
10x
Mar-17
Apr-17
May-17
Jun-17
Jul-17
Aug-17
Sep-17
Oct-17
Nov-17
Dec-17
Jan-18
Feb-18
Mar-18
FBIZ-US
Peer Group Average

Source: S&P Global Market Intelligence. P/E Trend represents price to last twelve months EPS.

1. The First Business peer group includes: CoBiz Financial Inc. (COBZ), Community Financial Corporation (TCFC), Guaranty Bancorp (GBNK), Mercantile Bank Corporation (MBWM), Old Line Bancshares, Inc. (OLBK), QCR Holdings, Inc. (QCRH), Southern National Bancorp of Virginia, Inc. (SONA), Southwest Bancorp, Inc. (OKSB), Stock Yards Bancorp, Inc. (SYBT), West Bancorporation, Inc. (WTBA), Atlantic Capital Bancshares Inc. (ACBI), First Community Financial Partners Inc. (FCFP), CapStar Financial Holdings Inc. (CSTR), Paragon Commercial Corporation (PBNC), People's Utah Bancorp (PUB), First Community Corporation (FCCO), Civista Bancshares Inc. (CIVB), Park Sterling Corporation (PSTB), Macatawa Bank Corporation (MCBC), Mid Penn Bancorp Inc. (MPB), National Commerce Corporation (NCOM), Franklin Financial Network (FSB) and First Financial Northwest Inc. (FFNW).

Investment Rationale

Dividend yield above peer group average [1]



Dividend Yield Trend (March 31, 2017 - March 31, 2018)
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
Mar-17
Apr-17
May-17
Jun-17
Jul-17
Aug-17
Sep-17
Oct-17
Nov-17
Dec-17
Jan-18
Feb-18
Mar-18
FBIZ-US
Peer Group Average

Source: S&P Global Market Intelligence. Dividend Yield represents the most recently announced regular dividend, annualized and expressed as a percent of the security's price.

1. The First Business peer group includes: CoBiz Financial Inc. (COBZ), Community Financial Corporation (TCFC), Guaranty Bancorp (GBNK), Mercantile Bank Corporation (MBWM), Old Line Bancshares, Inc. (OLBK), QCR Holdings, Inc. (QCRH), Southern National Bancorp of Virginia, Inc. (SONA), Southwest Bancorp, Inc. (OKSB), Stock Yards Bancorp, Inc. (SYBT), West Bancorporation, Inc. (WTBA), Atlantic Capital Bancshares Inc. (ACBI), First Community Financial Partners Inc. (FCFP), CapStar Financial Holdings Inc. (CSTR), Paragon Commercial Corporation (PBNC), People's Utah Bancorp (PUB), First Community Corporation (FCCO), Civista Bancshares Inc. (CIVB), Park Sterling Corporation (PSTB), Macatawa Bank Corporation (MCBC), Mid Penn Bancorp Inc. (MPB), National Commerce Corporation (NCOM), Franklin Financial Network (FSB) and First Financial Northwest Inc. (FFNW).

Investment Rationale

Competitive advantage driven by niche business and client-centric focus

CLIENT & COMMUNITY EVENTS

First Business
SEMINAR SERIES

FIRST BUSINESS PRESENTS
MANUFACTURING FIRST
EXPO & CONFERENCE

Enterprising® NONPROFITS
Brought to you by
FIRST BUSINESS

INDUSTRY PRACTICE GROUPS



COMMERCIAL REAL ESTATE



MANUFACTURING



FOOD & BEVERAGE



PROFESSIONAL SERVICES



NOT FOR PROFIT



EMERGING TECHNOLOGY

Investment Rationale

Margin and fee revenue diversification driven by suite of commercial products and services


Average Gross Loan and Lease Mix
31%
25%
18%
10%
9%
4%
3%
Commercial Lending - CRE NOO
Commercial Lending - Other ¹
Commercial Lending - C&I
Commercial Lending - CRE OO
Asset-Based Lending
SBA Lending
Equipment Financing
Factoring = <1%


Fee Revenue Sources
41%
19%
25%
10%
5%
Trust / Private Wealth ²
Treasury Management
Commercial Lending
SBA Lending ³
Asset-Based Lending
Equipment Financing = < 1%
Factoring = <1%

Note: Average balance and fee revenue data is for the three months ended March 31, 2018.

1. Commercial Lending - Other primarily represents land development, construction and multi-family loans.
2. Trust / Private Wealth represents total trust and investment services fee income.
3. SBA Lending represents gain on the sale of SBA loans, SBA packaging fees and SBA servicing fees.

Investment Rationale

Scalable franchise positioned for sustainable growth

- Organic growth remains the foundation for the future
- Rapidly improving credit profile - Total non-performing assets were $21.5 million at March 31, 2018, decreasing by 45% compared to $39.0 million at March 31, 2017
- SBA client acquisition strategy represents both short-term and long-term earnings catalyst
- Opportunity to increase market share in Kansas City, Northeast Wisconsin and Milwaukee regions
- Charter consolidation and core conversion intended to enhance our efficient operating model, creating capacity within our existing workforce to accommodate future growth [(1)]

1. The charter consolidation was completed effective June 1, 2017. The core conversion was completed during the fourth quarter of 2017.

STRATEGIC PLAN
INDICATORS OF SUCCESS

Strategic Plan

Indicators of Success

Client-centric plan that we believe will drive:

- A more diversified income stream
- A higher net interest margin
- A higher ROA and ROE
- Increased fee income ratio
- Improved mix of in-market deposits (less reliance on wholesale funding)
- Improved efficiencies (organizational structure, loan approval process and governance structure)
- Deeper client relationships (company-wide synergies)

Key Performance Indicator	Long-Term Target
Net Interest Margin	≥ 3.50%
Fee Income Ratio	≥ 25%
Efficiency Ratio	58% - 62%
In-Market Deposits / Total Bank Funding	60% - 70%
Net Charge-Offs / Average Loans and Leases	< Market

Key Performance Indicator	Long-Term Target
Return on Average Assets	1.00%
Return on Average Equity	12.00%
Top Line Revenue Growth	> Market

FINANCIAL PERFORMANCE

Net Interest Margin


Annual Trend
4.0%
3.8%
3.6%
3.4%
3.2%
3.0%
2.8%
2.6%
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
Net Interest Margin
Long-Term Goal


Quarterly Trend
Primarily reflects elevated fees collected from loan payoffs during 4Q16.
4.0%
3.8%
3.6%
3.4%
3.2%
3.0%
2.8%
2.6%
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
Net Interest Margin
Long-Term Goal

Source: S&P Global Market Intelligence.

Fee Income Ratio


Annual Trend
35%
30%
25%
20%
15%
10%
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
Fee Income Ratio
Long-Term Goal


Quarterly Trend
Slowed SBA loan production while making investments in the platform.
Q4 2017 non-interest income includes $409 thousand in losses from the sale of securities.
40%
35%
30%
25%
20%
15%
10%
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
Fee Income Ratio
Long-Term Goal

Source: S&P Global Market Intelligence. Fee Income Ratio is defined as total non-interest income divided by total top line revenue.

Efficiency Ratio


Annual Trend
2017 efficiency impacted by 3Q16 decision to slow SBA production while making investments in the platform.
74%
70%
66%
62%
58%
54%
50%
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
Efficiency Ratio
Long-Term Operating Range


Quarterly Trend
Primarily reflects elevated fees collected from loan payoffs during 4Q16.
74%
70%
66%
62%
58%
54%
50%
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
Efficiency Ratio
Long-Term Operating Range

Source: S&P Global Market Intelligence. Efficiency ratio is a non-GAAP measure defined as total operating expense divided by total operating revenue. See appendix for non-GAAP reconciliation schedule.

In-Market Deposits / Total Bank Funding



Annual Trend
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017
Transaction Accounts
Non-Transaction Accounts
Bank Wholesale Funding
Target Operating Range



Quarterly Trend
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18
Transaction Accounts
Non-Transaction Accounts
Bank Wholesale Funding
Target Operating Range

Note: In-Market Deposits represents transaction accounts plus non-transaction accounts. Total Bank Funding represents total deposits plus FHLB advances. Target Operating Range defined as 60%-70% of in-market deposits as a percentage of total bank funding.

Annualized Net Charge-Offs / Average Loans


Annual Trend
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
FBIZ
U.S. Commercial Bank $1B-$3B


Quarterly Trend
Increase in 2017 due to previously disclosed energy sector loan and Wisconsin based C&I loan.
1.2%
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
-0.2%
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
FBIZ
U.S. Commercial Banks $1B-$3B

Source: S&P Global Market Intelligence.

Return on Average Assets



Annual Trend
1.4%
1.2%
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
ROAA
Long-Term Goal



Quarterly Trend
Recent volatility primarily reflects impact of previously disclosed credit issues and temporary slowdown in SBA production.
1.1%
1.0%
0.9%
0.8%
0.7%
0.6%
0.5%
0.4%
0.3%
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
ROAA
Long-Term Goal

Source: S&P Global Market Intelligence.

Return on Average Equity


Annual Trend
16%
14%
12%
10%
8%
6%
4%
2%
0%
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
ROAE
Long-Term Goal

Recent volatility primarily reflects impact of previously disclosed credit issues and temporary slowdown in SBA production.


Quarterly Trend
14%
12%
10%
8%
6%
4%
2%
0%
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
ROAE
Long-Term Goal

Source: S&P Global Market Intelligence.

Top Line Revenue Growth


Acquisition completed November 2014.
Annual Trend
40%
30%
20%
10%
0%
-10%
-20%
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
U.S. Commercial Banks $1B-$3B
FBIZ


Quarterly Trend
Temporarily slowed SBA loan production while making investments in the platform.
50%
40%
30%
20%
10%
0%
-10%
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
U.S. Commercial Banks $1B-$3B
FBIZ

Source: S&P Global Market Intelligence. Quarterly Trend represents year-over-year top line revenue growth. Top Line Revenue is defined as total non-interest income plus total net interest income less realized gains on securities.

Loan and Deposit Composition


Total Gross Loans & Leases
28%
31%
12%
9%
10%
3%
3%
2%
2%
CRE NOO
C&I
CRE OO
Multi-Family
Construction
Land Development
1-4 Family
Direct Finance Leases
Consumer & Other


Total Deposits
21%
36%
18%
6%
19%
Money Market Accounts
Wholesale Deposits
NIB Transaction Accounts
IB Transaction Accounts
In-Market CDs

Note: Period-end balances as of March 31, 2018.

Efficient Funding Strategy

Mitigates Interest Rate Risk

- Strategically shifting from brokered CDs to FHLB advances as the all-in cost for FHLB advances, including the FDIC insurance premium associated with brokered CDs, is currently less than the all-in cost for brokered CDs
- Continue to leverage commercial relationships to attract in-market transaction deposits
- Maintain bank wholesale funding[1] within Board-monitored limits
  - Match-funding fixed-rate term loans with Bank wholesale funding locks in interest rate spread
  - WAOM[2] = 4.38 years
  - Long-term Bank wholesale funding more reasonably priced than some in-market CD rates
  - Limited depositor put rights
  - As of 03/31/18, contingent funding plan utilizing on-balance-sheet liquidity could replace more than two years of Bank wholesale funding maturities, if necessary
  - Targeted operating range of in-market deposits to total Bank funds[3] is 60%-70%

Bank Funding Sources



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
1Q17
2Q17
3Q17
4Q17
1Q18
In-Market Deposits
Wholesale Deposits
FHLB Advances
Target Operating Range

Note: Represents quarterly average data.
1. Bank wholesale funds defined as brokered CDs, Qwickrate CDs and FHLB advances.
2. Weighted average original maturity of bank wholesale funds outstanding as of March 31, 2018.
3. Total bank funds defined as in-market deposits plus bank wholesale funds.

APPENDIX

SUPPLEMENTAL DATA & NON-GAAP RECONCILIATIONS

COMMERCIAL BANKING
PRODUCTS & SERVICES

Commercial Lending

Superior talent with business expertise building relationships in Midwest geographic footprint

Product Profile

- Target small- to medium-sized companies in our Wisconsin, Kansas and Missouri markets
- Geographic footprint includes Madison, Milwaukee and Northeast Wisconsin, and the Kansas City metropolitan area
- Lines of credit and term loans focused on businesses with annual sales of up to $75.0 million



Portfolio Analysis
Millions
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
1Q17
2Q17
3Q17
4Q17
1Q18
CRE NOO
Other
C&I
CRE OO
Average Yield



Gross Revenue
Millions
$16
$15
$14
$13
$12
$11
$10
1Q17
2Q17
3Q17
4Q17
1Q18
Interest Income
Fee Income

Note: Loan balances represent quarterly average data.

Treasury Management

Superior talent with business expertise building relationships in Midwest geographic footprint

Product Profile

- Target small- to medium-sized companies in our Wisconsin, Kansas and Missouri markets
- Geographic footprint includes Madison, Milwaukee and Northeast Wisconsin, and the Kansas City metropolitan area
- Comprehensive services for commercial clients to manage their cash and liquidity, including lockbox, accounts receivable collection services, electronic payment solutions, fraud protection, information reporting, reconciliation and data integration solutions



Funding Mix
Millions
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1Q17
2Q17
3Q17
4Q17
1Q18
Non-Transaction Accounts
Transaction Accounts
Bank Wholesale Funding
Cost of Funds



Fee Revenue
Millions
$1.0
$0.9
$0.8
$0.7
$0.6
$0.5
1Q17
2Q17
3Q17
4Q17
1Q18

Note: Funding mix represents quarterly average balance data. Transaction Accounts include interest-bearing DDA, non-interest-bearing DDA and NOW accounts. Bank Wholesale Funding includes brokered deposits, deposits gathered through internet listing services and FHLB advances. Non-Transaction Accounts includes in-market CDs and money market accounts. Cost of Funds is a non-GAAP measure. See appendix for non-GAAP reconciliation schedules.

Asset-Based Lending

High-yielding, counter-cyclical product complements conventional commercial lending

Product Profile

- Target medium-sized companies nationwide
- Primarily provide revolving lines of credit and term loans for leveraged buyouts, capital expenditures, working capital, bank debt refinancing, debt restructuring, corporate turnaround strategies and debtor-in-possession financing in the course of bankruptcy proceedings or the exit therefrom
- Positioned to provide cost-effective financing solutions to companies who do not have the established stable cash flows necessary to qualify for traditional commercial lending products
- Financings generally range between $1.0 million and $10.0 million with terms of 24 to 60 months



Portfolio Analysis
Millions
$200
$175
$150
$125
$100
$75
$50
$25
$0
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
1Q17
2Q17
3Q17
4Q17
1Q18
Average Gross Loans
Average Yield



Gross Revenue
Millions
$5
$4
$3
$2
$1
$0
1Q17
2Q17
3Q17
4Q17
1Q18
Interest Income
Fees in Lieu of Interest
Fee Income

Note: Loan balances represent quarterly average data.

Factoring

High-yielding, counter-cyclical product complements conventional commercial lending

Product Profile

- Target small- to medium-sized companies nationwide
- Primarily provide funding to clients by purchasing accounts receivable on a full recourse basis
- Positioned to provide competitive rates to clients starting up, seeking growth and needing cash flow support, or who are experiencing financial issues
- Similar to asset-based lending, factoring typically generates higher yields than conventional commercial lending and complements our conventional commercial portfolio



Portfolio Analysis
Millions
$10
$8
$6
$4
$2
$0
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
1Q17
2Q17
3Q17
4Q17
1Q18
Average NFE
Average Yield



Gross Revenue
Millions
$0.8
$0.7
$0.6
$0.5
$0.4
$0.3
$0.2
$0.1
$0.0
1Q17
2Q17
3Q17
4Q17
1Q18
Interest Income
Fees in Lieu of Interest

Note: Average Net Funds Employed ("NFE") balances represent quarterly average data.

Equipment Financing

Aligned with the equipment loan and lease needs of our niche client base

Product Profile

- Includes broad range of equipment finance products to address the financing needs of commercial clients in a variety of industries
- Focus includes manufacturing equipment, industrial assets, construction and transportation equipment, and a wide variety of other commercial equipment
- Financings generally range between $250,000 and $5.0 million with terms of 36 to 84 months



Portfolio Analysis
$50
$40
$30
$20
$10
$0
Millions
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
1Q17
2Q17
3Q17
4Q17
1Q18
Average Gross Loans & Leases
Average Yield



Gross Revenue
$0.5
$0.4
$0.3
$0.2
$0.1
$0.0
Millions
1Q17
2Q17
3Q17
4Q17
1Q18
Interest Income
Fee Income

Note: Loan and lease balances represent quarterly average data.

Trust / Private Wealth

Wealth management services for businesses, executives and high net worth individuals

Product Profile

- Fiduciary and investment manager for individual and corporate clients, creating and executing asset allocation strategies tailored to each client's unique situation
- Full fiduciary powers and offers trust, estate, financial planning and investment services, acting in a trustee or agent capacity as well as Employee Benefit/Retirement Plan services
- Also includes brokerage and custody-only services, for which we administer and safeguard assets but do not provide investment advice



Assets Under Management & Administration
Millions
$2,000
$1,500
$1,000
$500
$0
1Q17
2Q17
3Q17
4Q17
1Q18
Private Wealth
Employee Benefits
Other



Fee Revenue
Millions
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
1Q17
2Q17
3Q17
4Q17
1Q18

Note: Total Assets Under Management & Administration represent period-end balances.

SBA Lending & Servicing

Full client acquisition strategy for small businesses

Product Profile

- Primarily originate variable rate term loans through the 7(a) program which typically provides a guaranty of 75% of principal and interest
- Product offering is designed to generate new business opportunities by meeting the needs of clients whose borrowing needs cannot be met with conventional bank loans
- Sources of revenue include interest income on the retained portion of loan, gain on sale of the guaranteed portion of loan, loan packaging fee income and loan servicing fee income


Portfolio Analysis
Millions
$200
$175
$150
$125
$100
$75
$50
$25
$0
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
1Q17
2Q17
3Q17
4Q17
1Q18
Total Retained
Total Sold
Average Yield


Gross Revenue
Millions
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
1Q17
2Q17
3Q17
4Q17
1Q18
Interest Income
Gain on Sale
Servicing Fees
Packaging Fees

Note: Total Retained and Total Sold represent period-end balances.

NON-GAAP
RECONCILIATIONS

Efficiency Ratio

Non-GAAP Reconciliation

“Efficiency Ratio” is a non-GAAP measure representing non-interest expense excluding the effects of the SBA recourse provision, impairment of tax credit investments, losses or gains on foreclosed properties, amortization of other intangible assets and other discrete items, if any, divided by operating revenue, which is equal to net interest income plus non-interest income less realized gains or losses on securities, if any. We believe the efficiency ratio allows investors and analysts to better assess the Company’s operating expenses in relation to its top line revenue by removing the volatility that is associated with certain one-time and other discrete items. The information provided below reconciles the efficiency ratio to its most comparable GAAP measure.

(dollars in thousands)	For the Three Months Ended				
	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018
Non-interest expense	$ 13,560	$ 14,221	$ 14,231	$ 14,859	$ 13,907
Net gain on foreclosed properties	—	—	—	143	—
Amortization of other intangible assets	(14)	(14)	(14)	(13)	(12)
SBA recourse (provision) benefit	(6)	(774)	(1,315)	(145)	295
Impairment of tax credit investments	(113)	(112)	(112)	(2,447)	(113)
Deconversion fees	—	(101)	—	(199)	—
Total operating expense	$ 13,427	$ 13,220	$ 12,790	$ 12,198	$ 14,077
Net interest income	$ 14,888	$ 15,479	$ 14,883	$ 15,358	$ 16,202
Non-interest income	4,063	4,738	4,339	3,525	4,667
Net (gain) loss on sale of securities	—	(1)	(5)	409	—
Total operating revenue	$ 18,951	$ 20,216	$ 19,217	$ 19,292	$ 20,869
Efficiency ratio	70.85%	65.39%	66.56%	63.23%	67.45%

Cost of Funds

Non-GAAP Reconciliation

"Cost of Funds" is defined as total interest expense on deposits and FHLB advances divided by the sum of total average deposits and total average FHLB advances. We believe that this measure is important to many investors in the marketplace who are interested in the trends in our bank funding costs.

(dollars in thousands)	For the Three Months Ended				
	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018
Interest expense on total interest-bearing deposits	$ 2,673	$ 2,658	$ 2,708	$ 2,766	$ 2,830
Interest expense on FHLB advances	154	279	351	689	1,003
Total interest expense on deposits and FHLB advances	$ 2,827	$ 2,937	$ 3,059	$ 3,455	$ 3,833
Average interest-bearing deposits	$ 1,275,550	$ 1,250,567	$ 1,233,203	$ 1,154,593	$ 1,194,326
Average non-interest-bearing deposits	228,015	229,051	224,961	238,846	228,557
Average FHLB advances	60,703	87,386	103,401	168,451	217,517
Total average deposits and total average FHLB advances	$ 1,564,268	$ 1,567,004	$ 1,561,565	$ 1,561,890	$ 1,640,400
Cost of funds	0.72%	0.75%	0.78%	0.88%	0.93%

First Business